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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 2000, relating to the consolidated financial statements, which appear in the Extensity, Inc. Form S-1 dated January 26, 2000.

/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP
San Jose, California
September 12, 2000